                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|  Preliminary Proxy Statement
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                              IVC INDUSTRIES, INC.
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)  Title of each class of securities to which transaction applies:
(2)  Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)  Proposed maximum aggregate value of transaction:
(5) Total fee paid:
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
(2)  Form, Schedule or Registration Statement No.:
(3)  Filing Party:
(4)  Date Filed:

                                [IVC Letterhead]

                                                                          , 1999

Dear Shareholder:

         On behalf of our Board of Directors, I cordially invite you to attend the IVC Industries, Inc. Special Meeting of Shareholders. The Special Meeting
will be held at 10:00 a.m. on           , 1999 at Sheraton Eatontown, 6
Industrial Way, Eatontown, New Jersey 07724.

         At the Special Meeting, shareholders will be asked to approve an amendment to IVC's Certificate of Incorporation to effect a one-for-reverse stock split.

         Your vote is very important. Please ensure that your shares will be represented at the meeting by filling in, dating, signing, and returning your proxy card in the envelope provided even if you plan to attend the Special Meeting. Sending us your proxy will not prevent you from voting in person at the Special Meeting should you wish to do so.

         On behalf of your Board of Directors, thank you for your continued support and interest in IVC.

                                             Sincerely,



                                             E. Joseph Edell
                                             Chairman of the Board and
                                             Chief Executive Officer

         PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD.

                              IVC INDUSTRIES, INC.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

NOTICE is hereby given that the Special Meeting of Shareholders of IVC Industries, Inc. ("IVC"), a Delaware corporation, will be held at 10:00 a.m. on
          , 1999 at the Sheraton Eatontown, 6 Industrial Way, Eatontown, New Jersey 07724, to approve an amendment to IVC's Certificate of Incorporation to
effect a one-for            reverse stock split of IVC's issued and outstanding
common stock, par value $.01 per share.

                  The Board of Directors has fixed the close of business on   ,
1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting. A complete list of such shareholders will be available during regular business hours at IVC's offices, 500 Halls Mill Road, Freehold, New Jersey 07728, on and after , 1999 for inspection by any shareholder for any proper purpose.

                  Whether or not you plan to attend the Special Meeting, please fill in, date, sign and return the enclosed proxy card promptly. A return envelope is enclosed for your convenience and requires no postage for mailing in the United States. Any shareholder attending the Special Meeting may vote in person even if that shareholder has returned a proxy.

                                             By Order of the Board of Directors,



Freehold, New Jersey                         E. Joseph Edell
          , 1999                             Chairman of the Board and
                                             Chief Executive Officer

                             YOUR VOTE IS IMPORTANT

         TO VOTE YOUR SHARES, PLEASE FILL IN, DATE AND SIGN THE ENCLOSED
             PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN
          ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED
                                     STATES.

                              IVC INDUSTRIES, INC.
               PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS

                  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of IVC Industries, Inc. ("IVC" or the "Company") for use at the Special Meeting of Shareholders of the Company
scheduled to be held at 10:00 a.m. on            , 1999 at Sheraton Eatontown,
6 Industrial Way, Eatontown, New Jersey 07724, and at any adjournments or postponements thereof. At the Special Meeting, shareholders of record of the Company's Common Stock, par value $.01 per share (the "IVC Common Stock"), as of the close of business on , 1999 (the "Record Date") will be entitled to consider and vote upon the proposal to approve an amendment to IVC's Certificate of
Incorporation to effect a one-for-            reverse stock split of the issued
and outstanding shares of IVC Common Stock.

                  The principal executive offices of IVC are at 500 Halls Mill Road, Freehold, New Jersey 07728. This Proxy Statement and the form of proxy are
being mailed to shareholders on or about            , 1999.

                   Revocability of Proxies and Voting Proxies

                  A proxy given by a shareholder may be revoked at any time before the Special Meeting by giving another proxy bearing a later date, by notifying the Secretary of the Company in writing of such revocation at any time before the Special Meeting, or by attending the Special Meeting in person and casting a ballot. The shares represented by the proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. IVC shareholders vote at the meeting by casting ballots (in person or by proxy) which are tabulated by a person who is appointed by the Board of Directors before the meeting to serve as inspector of election at the meeting and who has executed and verified an oath of office. Abstentions and broker "non-votes" are included in the determination of the number of shares present at the Special Meeting for quorum purposes and will have the same effect as votes against the proposal to amend the Company's Certificate of
Incorporation to effect a one-for-            reverse stock split of the issued
and outstanding shares of IVC Common Stock. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

                  If no instructions are indicated on a proxy, the proxy will be voted FOR the amendment to IVC's Certificate of Incorporation to effect a
one-for-            reverse stock split. No matters, other than that described herein, are to be presented at the Special Meeting.

                                  Voting Rights

                  Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting. On the
Record Date there were            shares of IVC Common Stock outstanding and
entitled to vote at the Special Meeting. Each shareholder entitled to vote shall have one vote for each share of IVC Common Stock registered in such shareholder's name on the books of IVC as of the Record Date.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

                  The following table sets forth certain information regarding shares of IVC Common Stock beneficially owned as of May 26, 1999 by (i) each person or group, known to the Company, who beneficially owns more than 5% of the IVC Common Stock, (ii) each of the Company's directors, (iii) the Company's Chief Executive Officer, and (iv) all officers and directors as a group.

                           Name and Address of                                 Number of            Percentage
     Title of Class        Beneficial Owner                                     Shares               of Class
     --------------        -------------------                                 ---------            ----------
     Common                E. Joseph Edell (1)                                 5,357,430               31.1%
                           c/o IVC Industries, Inc.
                           500 Halls Mill Road
                           Freehold, NJ 07728

     Common                Andrew M. Pinkowski (2)                             2,653,062               15.4%
                           c/o IVC Industries, Inc.
                           3580 N.E. Broadway
                           Portland, OR  97232

     Common                I. Alan Hirschfeld (3)                              2,063,689               12.0%
                           c/o IVC Industries, Inc.
                           500 Halls Mill Road
                           Freehold, NJ 07728

     Common                Arthur S. Edell (4)                               1,851,488                  10.7%
                           c/o IVC Industries, Inc.
                           500 Halls Mill Road
                           Freehold, NJ 07728

     Common                Marc Z. Edell (5)                                     111,800                   *
                           c/o Edell & Associates
                           1776 On the Green
                           Morristown, NJ 07962

     Common                Dr. Mark S. Gold (5)                                   45,000                   *
                           2002 San Marco Boulevard
                           Jacksonville, FL 32207

     Common                Dennis E. Groat (5)                                    45,000                   *
                           c/o Groat & Associates
                           3007 Paxton Knoll
                           Cinncinati, OH  45208

     Common                Erwin Lehr (6)                                         20,000                   *
                           156 Clarkin Drive
                           West Orange, NJ  07052

                           Name and Address of                                 Number of            Percentage
     Title of Class        Beneficial Owner                                     Shares               of Class
     --------------        -------------------                                 ---------            ----------
     Common                David Popofsky (5)                                     45,000                   *
                           c/o Popofsky Advertising
                           60 Madison Avenue
                           New York, NY 10010

     Common                All Executive Officers and Directors               12,192,469               70.8%
                             as a group (9 persons) (7)


-----------------

*        Less than 1%

(1) Includes 1,000 shares of IVC Common Stock issuable upon exercise of warrants and 601,410 shares of IVC Common Stock owned by Beverlee Edell, the wife of E. Joseph Edell. Mr. Edell disclaims beneficial ownership of the shares owned by his wife.

(2) Includes 943,845 shares owned by his wife. Mr. Pinkowski disclaims beneficial ownership of the shares owned by his wife.

(3) Includes 50,000 shares of IVC Common Stock issuable upon exercise of stock options, 179,868 shares of IVC Common Stock owned by Susan H. Hirschfeld, the wife of I. Alan Hirschfeld, 31,194 shares of IVC Common Stock owned by Mr. Hirschfeld's minor children, and 120,000 shares owned by Two Seas Ventures, a family partnership. Mr. Hirschfeld disclaims beneficial ownership of the shares owned by his wife and children.

(4) Includes 225,000 shares of IVC Common Stock issuable upon exercise of stock options and 1,500,000 shares owned by the two Edell Family Partnerships (750,000 each).

(5) Includes 45,000 shares of IVC Common Stock issuable upon exercise of stock options.

(6) Represents shares of IVC Common Stock issuable upon exercise of stock options.

(7) Includes 476,000 shares of IVC Common Stock issuable upon the exercise of stock options and warrants held by all executive officers and directors.

  AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO EFFECT A ONE-FOR-
                   REVERSE STOCK SPLIT OF THE IVC COMMON STOCK

                  On            , the Board of Directors unanimously approved an

amendment to the Company's Certificate of Incorporation to effect a one-for-reverse stock split (the "Reverse Split") of the issued and outstanding shares of IVC Common Stock. The amendment would increase the par value of the Common Stock from $0.01 to $0. per share, but would not change the number of authorized shares of IVC Common Stock.

                  The proposed amendment would amend Article FOURTH of the Company's Certificate of Incorporation to read in its entirety as follows:

         "FOURTH: The Corporation shall have authority to issue 25,000,000 shares of Common Stock of the par value of $0. per share and 2,000,000 shares of preferred stock of the par value of $0.01 per share."

         "Simultaneously with the effective date of the filing of this amendment to the Corporation's Certificate of Incorporation (the "Effective Date"), each share of common stock, par value $0.01 per share, of the Corporation issued and outstanding or held as treasury shares immediately prior to the Effective Date (the "Old Common Stock") shall automatically and without any action on the part of the holder thereof,
         be reclassified and changed into one-            of a share of common
         stock, par value $0 per share, which the Corporation shall be authorized to issue immediately subsequent to the Effective Date (the "New Common Stock"), and any fractional interests resulting from such reclassification will be rounded up to the nearest whole share. Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates") shall, from and after the Effective Date, be entitled to receive upon surrender of such Old Certificates to the Corporation's transfer agent for cancellation, a certificate or certificates (the "New Certificates") representing the shares of New Common Stock into which the shares of Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof."

                          Effects of the Reverse Split

                  If the Reverse Split is approved by the Company's shareholders, the Reverse Split will become effective on the Effective Date. The Reverse Split will have the effects set forth in said amendment. All outstanding shares of Old Common Stock will, without further action on the part of the holders thereof, be deemed to represent shares of New Common Stock as reclassified to effect the Reverse Split and accordingly do no need to be replaced. Consequently, it will not be necessary to submit Old Certificates for exchange. If the Reverse Split is approved, Old Certificates will be deemed to represent that number of shares of New Common Stock into which such shares of Old Common Stock are reclassified. Upon the sale or transfer of shares of Old Common Stock, New Certificates will be issued by the Company's transfer agent.

                  The shares of New Common Stock into which the shares of Old Common Stock are reclassified and changed on the Effective Date will be fully paid and nonassessable.

                  If the Reverse Split is effected, the Company will have
outstanding            shares of New Common Stock, replacing            shares
of Old Common Stock. Consummation of the Reverse Split will not alter the number of authorized shares of the Company's capital stock, which will remain at 25,000,000 shares of common stock and 2,000,000 shares of preferred stock. Other than the rounding up of fractional interests, the Reverse Split will not alter any shareholder's proportionate ownership interest in the Company.

The shareholder's equity accounts of the Company will not change as a result of the Reverse Split. The Company's aggregate stated capital will not change
because, although one-            as many shares of Common  Stock will be
issued, the par value of each share of Common Stock after the Reverse Split will
be increased by            times the pre-Reverse Split amount.

                  With the possible exception of the additional amount (which should be de minimis) received by a shareholder in the rounding up process to avoid fractional shares, the Company believes that the Reverse Split will result in no gain or loss or realization of taxable income to holders of Common Stock under existing United States Federal income tax laws, and that the tax basis and holding period of the Old Common Stock will carry over to the New Common Stock.

                  In accordance with the terms of the IVC 1993 Stock Option Plan, the IVC 1995 Stock Option Plan and the Non-Employee Directors' Stock Option Plan (the "Plans"), appropriate adjustments will be made in the number of shares of Common Stock covered by outstanding option grants and reserved for issuance pursuant to the Plans and the exercise price of outstanding option grants. Shares reserved for issuance pursuant to outstanding options granted
under the Plans will be divided by            and the exercise price per share
will be multiplied by            .

                         Market for the IVC Common Stock

                  IVC Common Stock trades on the National Association of Securities Dealers Automated Quotation (NASDAQ) Small-Cap Market System under the symbol "IVCO." The last reported traded price of the Common Stock which
occurred            , 1999 was $           per share. As of            , 1999,
there were            holders of record of the Common Stock.

                     Purposes of the Proposed Reverse Split

                  The Board of Directors unanimously approved the amendment to the Company's Certificate of Incorporation to effect the Reverse Split in order to ensure the continued inclusion of the IVC Common Stock in NASDAQ, and is of the opinion that the low price per share of the IVC Common Stock diminishes the effective marketability of such Stock because of the reluctance of many brokerage firms to recommend lower-priced stocks to their clients. Additionally, the policies and practices of a number of brokerage firms tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of such policies and practices pertain to the payment of brokers' commissions and to time consuming procedures that operate to make the handling of lower-priced stocks unattractive to brokers from an economic perspective. The foregoing factors adversely affect the price and liquidity of the IVC Common Stock.

                  The Board of Directors is hopeful that the decrease in the number of shares of IVC Common Stock outstanding as a consequence of the proposed Reverse Split, and the anticipated corresponding increased price per share will stimulate interest in the IVC Common Stock and possibly promote greater liquidity for the Company's shareholders with respect to those shares held by them. However, there can be no assurance that the proposed Reverse Split will achieve any of these desired results, nor can there be any assurance that the price per share of the IVC Common Stock immediately after the proposed Reverse Split will increase proportionately with the Reverse Split, that any increase can be sustained for any period of time, or that the market price of the IVC Common Stock will exceed or remain in excess of current market prices. In addition, the Reverse Split may have the effect of creating odd lots of stock for some shareholders and such odd lots may be more difficult to sell or have higher brokerage commissions associated with the sale of such odd lots.

                 The affirmative vote of the holders of a majority of the outstanding shares of IVC Common Stock entitled to vote thereon is necessary for approval of the amendment of the Company's Certificate of Incorporation to
effect a one-for-           reverse split of the issued and outstanding shares
of IVC Common Stock. Proxies received in response to this solicitation will be voted FOR the proposal to amend the Certificate of Incorporation to effect a
one-for-          reverse split of the issued and outstanding shares of IVC
Common Stock, unless otherwise specified in the proxy.

                  Under Delaware law, shareholders are not entitled to dissenter's rights of appraisal with respect to the proposal to effect the Reverse Split.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION OF THE COMPANY TO EFFECT A
ONE-FOR-            REVERSE SPLIT OF THE COMPANY'S ISSUED AND OUTSTANDING SHARES
OF IVC COMMON STOCK.

                                  MISCELLANEOUS

                  The Company will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this Proxy Statement and other material which may be sent to shareholders in connection with this solicitation. Solicitation may be made by mail, telephone, telegraph and personal interview. The Company may reimburse persons holding shares in their names or in the names of nominees for their expense in sending proxies and proxy material to their principals.

                                             By order of the Board of Directors,



                                             E. Joseph Edell
                                             Chairman of the Board and
                                             Chief Executive Officer

Freehold, New Jersey
       , 1999

                              IVC INDUSTRIES, INC.

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

                                               , 1999

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints E. JOSEPH EDELL and ERWIN LEHR, or either of them, attorneys and proxies, with power of substitution and revocation, to vote, as designated below, all shares of IVC Common Stock which the undersigned is entitled to vote, with all powers which the undersigned would possess if personally present, at the Special Meeting of Shareholders (including
all adjournments thereof) of IVC INDUSTRIES, INC. to be held on       ,  , 1999
at 10:00 A.M. at Sheraton Eatontown, 6 Industrial Way, Eatontown, New Jersey 07724. The Board of Directors recommends a vote FOR proposal 1.

1.       APPROVAL of the amendment to IVC's  Certificate  of  Incorporation  to
effect a  one-for-          reverse stock split.

         |_|   FOR                   |_|   AGAINST                 |_|   ABSTAIN

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted FOR proposal 1 and in the discretion of said proxy on any other matter which may come before the meeting or any adjournments thereof.

                                    Dated: ______________ , ________

                                            Signature_______________________

                                            ________________________________
                                              Signature, if held jointly

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, custodian, guardian or corporate officer, please give your full title as such. If a corporation, please sign full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

              PLEASE FILL IN, DATE, SIGN AND RETURN THE PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE.